UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11550 N. Meridian Street, Suite 325

Carmel, IN 46032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

From June through November of 2022, Neuraxis, Inc. (the “Company”) entered into securities purchase agreements with Leonite Fund I, LP, Emmis Capital II, LLC, Bigger Capital Fund, LP, District 2 Capital Fund, LP, and Exchange Listing, LLC, and issued five-year warrants (the “2022 Warrants”) exercisable for an aggregate of 793,655 shares of common stock with an exercise price of $5.25 per share (the “2022 Warrants Exercise Price”). Of these 793,655 warrant shares, 353,115 warrant shares were registered in a registration statement declared effective by the Securities and Exchange Commission on August 8, 2023 (the “August S-1”).

From March through July 2023, the Company entered into certain securities purchase agreements and issued five-year warrants (the “2023 Warrants”) exercisable for an aggregate of 505,570 shares of common stock with a strike price at $5.25 per share (the “2023 Warrants Exercise Price”, and together with the 2022 Warrants Exercise Price, the “Exercise Price”). All of these warrant shares were registered in the August S-1.

The Company issued 120,235 warrants to the placement agent for the 2023 financing with the same terms as the 2023 Warrants (the “PA Warrants”, and together with the 2022 Warrants and the 2023 Warrants, the “Warrants”). These warrant shares were not registered in the August S-1.

As previously reported in a Current Report on Form 8-K filed by the Company on November 14, 2023, the Company entered into a securities purchase agreement (the “SPA”) with Flagstaff International, LLC for the issuance and purchase of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), at price per share of $2.38. As of December 19, 2023, Flagstaff International, LLC has not yet paid for or been issued any Series B Preferred Stock shares.

Pursuant to Section 2(c) of the 2022 Warrants and pursuant to Section 3(b) of the 2023 Warrants and the PA Warrants, as a result of the execution of the SPA, the Company adjusted the Exercise Price of each Warrant to $2.38 per share. As of December 19, 2023, the Company has not yet issued any of the new 2023 Warrants to purchase 609,760 shares of common stock or new PA Warrants to purchase 144,990 shares of common stock pursuant to Section 3(b) of such warrants. The number of shares of the Company’s common stock issuable upon exercise of the 2022 Warrants will remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2023	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer